Deposits, prepayments and other assets	12 Months Ended
Dec. 31, 2025
Prepayments and accrued income other than contract assets [abstract]
Deposits, prepayments and other assets	Deposits, prepayments and other assets

	2025	2024
(in $ millions)	$	$
Non-current
Deposits	176	119
Prepayments	2	*
	178	119

Current
Prepayments	87	85
Tax recoverable	34	26
Deposits	57	49
Others	11	81
	189	241
*Amount less than $1 million
Tax recoverable comprises Value-added tax (“VAT”), withholding tax and income tax recoverable which are the amounts paid to the respective tax authorities which will be recovered either against future tax liabilities of the same tax authorities or refunded.
As of 31 December 2024, other assets included $50 million of insurance recoveries arising from specific policies maintained by the Company. The corresponding proceeds were received in 2025.